Exhibit 4.2

CLASSâ€^A ORDINARY SHARES CLASSâ€^A ORDINARY SHARES PO NOMINAL VALUE $0.001 MR ADD ADD ADD ADD 4 3 2 1 A BOX Mavenir DESIGNATION SAMPLE Certificate Shares 43004, * * 000000 ****************** (IF plc Number * * * 000000 ***************** ANY) ZQ00000000 **** 000000 **************** Providence, MAVENIR PLC ***** 000000 *************** RI ****** 000000 ************** INCORPORATED UNDER THE LAWS OF ENGLAND AND WALES WITH COMPANY NUMBER 12955698 ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample SEE REVERSE FOR CERTAIN DEFINITIONS 02940 **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David - THIS CERTIFIES THAT Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr MR . Alexander.David SAMPLE Sample **** Mr. Alexander David &Sample MRS **** Mr. Alexander . SAMPLE David Sample **** Mr. Alexander & David Sample **** Mr. CUSIP G58965 10 7 3004 Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander MR David Sample . SAMPLE **** Mr. Alexander David Sample **** &Mr . Alexander MRS David Sample . SAMPLE **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample is the owner of **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares*** *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0 THIS CERTIFICATE IS TRANSFERABLE IN 00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00 ***ZEROâ€^HUNDRED THOUSAND 0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000 CITIES DESIGNATED BY THE TRANSFER 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000 AGENT, AVAILABLE ONLINE AT 00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00000 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 ZERO HUNDRED AND ZERO*** www.computershare.com **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000* *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S FULLY-PAID SHARES OF CLASS A ORDINARY SHARES OF Mavenir plc transferable in accordance with, and subject to, the Company’s articles of association on the books Total DTC of the Company by an instrument of transfer executed by the holder or by duly authorized attorney upon Holder CUSIP production of this certificate. This certificate is not valid unless countersigned by the Transfer Agent and Number Certificateof Insurance ID registered by the Registrar. Value Transaction 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Numbers Shares Witness the facsimile signatures of its duly authorized officers. DATED DD-MMM-YYYY 6 5 4 3 2 1 12345678 FACSIMILE SIGNATURE TO COME COUNTERSIGNED AND REGISTERED: Num/No COMPUTERSHARE TRUST COMPANY, N.A. . Director TRANSFERâ€^AGENT ANDâ€^REGISTRAR, 6 5 4 3 2 1 Denom . XXXXXX 1,000,000 FACSIMILE SIGNATURE TO COME 7 6 5 4 3 2 1 . XX Total 123456789012345 123456 00 XXXXXXXXXX X By Secretary AUTHORIZEDâ€^SIGNATURE

. MAVENIR PLC A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OF THE COMPANY OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS WILL BE FURNISHED BY THE COMPANY WITHOUT CHARGE TO ANY SHAREHOLDER WHO SO REQUESTS UPON APPLICATION TO THE TRANSFER AGENT NAMED ON THE FACE HEREOF OR TO THE OFFICE OF THE SECRETARY OF THE COMPANY. THE TRANSFER OF THESE SHARES REPRESENTED BY THIS CERTIFICATE REQUIRES THE COMPLETION OF A SPECIALIZED STOCK TRANSFER FORM AND MAY BE SUBJECT TO THE UNITED KINGDOM’S HM REVENUE AND CUSTOMS STAMP DUTY. PLEASE CONTACT THE TRANSFER AGENT FOR ADDITIONAL INFORMATION. For US purposes the following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM—as tenants in common UNIF GIFT MIN ACT — Custodian (Cust) (Minor) TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN - as joint tenants with right of survivorship UNIFâ€^TRF MIN ACT — Custodian (until age ) and not as tenants in common (Cust) under Uniform Transfers to Minors Act (Minor) (State) Additional abbreviations may also be used though not in the above list. The IRS requires that the named transfer agent (“we”) report the cost basis of certain shares or units acquired after January 1, 2011. If your shares or units are covered by the legislation, and you requested to sell or transfer the shares or units using a specific cost basis calculation method, then we have processed as you requested. If you did not specify a cost basis calculation method, then we have defaulted to the first in, first out (FIFO) method. Please consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with the issuer or do not have any activity in your account for the time period specified by state law, your property may become subject to state unclaimed property laws and transferred to the appropriate state.